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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

                        Date of Report: October 19, 1999
                        (Date of earliest event reported)

                           AMERICAN HEALTHCHOICE, INC.
             (Exact name of registrant as specified in its charter)

          New York                      000-26740                11-2931252
(State or other jurisdiction           (Commission             (IRS employer
      of incorporation)                 file no.)            identification no.)

1300 W. Walnut Hill Lane, Suite 275, Irving, Texas                  75038
     (Address of principal executive offices)                     (Zip code)

                                 (972) 751-1900
               (Registrant's telephone number including area code)


ITEM 3: BANKRUPTCY OR RECEIVERSHIP

On October 19, 1999, Registrant filed a Voluntary Petition under Chapter 11of the Bankruptcy Code in the United States Bankruptcy Court for the Northern District of Texas-Dallas Division


                                   SIGNATURES

     Pursuant to the requirements of the Securities Ac t 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized, in City of Irving, State of Texas, on November 5, 1999.

                            AMERICAN HEALTHCHOICE, INC.

                            By: /s/ John C. Stuecheli
                                ---------------------
                                    John C. Stuecheli
                                    Chief Financial Officer
                                    (Principal Financial and Accounting Officer)